                               SECURITY AGREEMENT

         This SECURITY AGREEMENT (this "Agreement") is made this 2 day of June
2005 among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (each, individually, a "Grantor" and, individually and collectively, jointly and severally, the "Grantors"), and
CANYON CAPITAL ADVISORS LLC, a Delaware limited liability company, in its capacity as agent for the Lenders referred to below (together with its successors and assigns in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the "Credit Agreement") among Hawaiian
Holdings, Inc., a Delaware corporation ("Parent"), Hawaiian Airlines, Inc., a
Delaware corporation, as borrower ("Borrower"), the lenders that are from time to time parties thereto (each a "Lender" and, collectively, the "Lenders"), and
Agent, the Lenders are willing to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof;

         WHEREAS, pursuant to that certain General Continuing Guaranty of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the "Guaranty") executed by
Parent in favor of Agent, Parent has guaranteed the Obligations (as defined in the Credit Agreement);

         WHEREAS, Agent has agreed to act as agent for the benefit of the
Lenders in connection with the transactions contemplated by this Agreement; and

         WHEREAS, in order to induce Agent and Lenders to enter into the Credit
Agreement and the other Loan Documents and to induce Lenders to make financial accommodations to Borrower as provided for in the Credit Agreement, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, (a) all obligations of each of the Grantors arising from this Agreement, the Credit Agreement, or any of the other Loan Documents, including, without limitation, under the Guaranty, (b) all Obligations (as defined in the Credit Agreement) of Borrower, including, in each case, without limitation, any interest, fees or expenses that accrue after the filing of an
Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding, (c) all Indebtedness of any
Guarantor under the Guaranty, including, in each case, without limitation, any interest, fees or expenses that accrue after the filing of an Insolvency
Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding (the obligations described above in clauses
(a), (b), and (c) being hereinafter referred to as the "Secured Obligations"), by the granting of the security interests contemplated by this Agreement.

         NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. All capitalized terms used herein (including, without limitation, in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

         (a) "Account" means an account (as that term is defined in the Code).

         (b) "Aircraft" means any "aircraft" as defined in Section 40102 of the
Federal Aviation Act.

         (c) "Aircraft Engine" means any "aircraft engine" as defined in Section
40102 of the Federal Aviation Act.

         (d) "Aircraft Security Agreement" means an aircraft security agreement, in form and substance satisfactory to the Required Lenders, executed and delivered by Borrower or one of its Subsidiaries and Agent, for the benefit of
Lenders.

         (e) "Airworthiness Certificate" shall mean, with respect to any
Aircraft, an Airworthiness Certificate issued by the FAA with respect to such
Aircraft pursuant to the FARs, as the same now exists or may hereafter be amended, supplemented, renewed, extended, revised or replaced.

         (f) "Bank Termination Date" means the date on which the "Obligations"
under and as defined in the Bank Credit Agreement have been paid and satisfied in full.

         (g) "Code" means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent's Lien on any Collateral is governed by the
Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

         (h) "Copyrights" means copyrights and copyright registrations, including, without limitation, the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 1 attached hereto and made a part hereof, and (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor's business symbolized by the foregoing and connected therewith, and (v) all of each Grantor's rights corresponding thereto throughout the world.

         (i) "Copyright Security Agreement" means each Copyright Security
Agreement among Grantors, or any of them, and Agent, for the benefit of the
Lenders, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lenders a security interest in all their respective Copyrights.

         (j) "Deposit Account" means a deposit account (as that term is defined in the Code).

         (k) "Engine and Spare Parts Security Agreement" means each Engine and
Spare Parts Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lenders, in substantially the form of Exhibit E attached hereto.

         (l) "Equipment" means equipment (as that term is defined in the Code)
and includes machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), computer hardware, tools, parts, and goods
(other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

         (m) "Equity Interests" means all shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated)
of or in a corporation, partnership, limited liability company, or equivalent entity or other Person, whether voting or nonvoting, including general partner partnership interests, limited partner partnership interests, limited liability company membership interests, common stock, preferred stock, or any other equity security (as such term is defined in Rule 3a11-1 of the

                                       2

General Rules and Regulations promulgated by the SEC under the Exchange Act); in each case whether constituting general intangibles or investment property or otherwise under (and as defined in) the Code.

         (n) "Expendables" means those spare parts (as defined in Section 40102 of the Federal Aviation Act) for which no FAA and original equipment manufacturer authorized refurbishment procedure exists or for which cost of repair or refurbishment would normally exceed that of replacement.

         (o) "FAA" shall mean the Federal Aviation Administration of the United
States Department of Transportation and any subdivision or office thereof, and any successor or replacement administrator, agency or other entity having the same or similar authority and responsibilities.

         (p) "FAA Certificates" shall mean, collectively, all certificates required by the FAA and the FARs for the manufacture, design, production, maintenance, use or sale of Aircraft including, with respect to any Grantor, each Airworthiness Certificate issued with respect to the Aircraft and each other certificate issued in favor of any Grantor under the FARs pursuant to which such Grantor maintains, operates or sells Aircraft or Spare Parts, as the same now exist or may hereafter be amended, supplemented, renewed, extended, reissued or replaced.

         (q) "FAA Registration" means, as to any Aircraft, registration of the title to the Aircraft by and in the name of the Grantor with the FAA in accordance with the FARs.

         (r) "FAA Security Recordation" means, with respect to any Aircraft,
Aircraft Engine, or Spare Part, the recordation of an Aircraft Security
Agreement (or supplemental schedule thereto, as applicable) or Engine and Spare
Parts Security Agreement (or supplemental schedule thereto, as applicable), as applicable, with the FAA in accordance with the FARs, which constitutes a perfected Lien upon such Aircraft, Aircraft Engine, or Spare Part, as applicable, in favor of Agent, for the benefit of the Lenders.

         (s) "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code, or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

         (t) "Intellectual Property" means any and all Intellectual Property
Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such
Trademarks, trade secrets and customer lists.

         (u) "Intellectual Property Licenses" means rights under or interest in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement, including, without limitation, the license agreements listed on Schedule 2 attached hereto and made a part hereof, and the right to use the foregoing in connection with the enforcement of Agent's or any Lender's rights under the Loan Documents, including, without limitation, the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

         (v) "Inventory" means inventory (as that term is defined in the Code).

         (w) "Investment Related Property" means (i) investment property (as that term is defined in the Code), and (ii) all of the following regardless of whether classified as investment property under the Code: all Pledged Interests,
Pledged Operating Agreements, and Pledged Partnership Agreements.

         (x) "Patents" means patents and patent applications, including, without limitation, the patents and patent applications listed on Schedule 3 attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past,

                                       3

present and future infringements and dilutions thereof, and (iv) all of each
Grantor's rights corresponding thereto throughout the world.

         (y) "Patent Security Agreement" means each Patent Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lenders, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lenders a security interest in all their respective Patents.

         (z) "Pledged Companies" means, each Person listed on Schedule 4 hereto as a "Pledged Company", together with each other Person, all or a portion of whose Equity Interests are acquired or otherwise owned by a Grantor after the
Closing Date.

         (aa) "Pledged Interests" means all of each Grantor's right, title and interest in and to all of the Equity Interests now or hereafter owned by such
Grantor, regardless of class or designation, including, without limitation, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including, without limitation, any certificates representing the Equity Interests, the right to request after the occurrence and during the continuation of an Event of
Default that such Equity Interests be registered in the name of Agent or any of its nominees, the right to receive any certificates representing any of the
Equity Interests and the right to require that such certificates be delivered to
Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof which Grantor has a right, title, or interest in, and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed to such Grantor in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

         (bb) "Pledged Interests Addendum" means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

         (cc) "Pledged Operating Agreements" means all of each Grantor's rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

         (dd) "Pledged Partnership Agreements" means all of each Grantor's rights, powers, and remedies under the partnership agreements of each of the
Pledged Companies that are partnerships.

         (ee) "Real Property" means any estates or interests in real property now owned or hereafter acquired by any Grantor or any Subsidiary of Borrower and the improvements thereto.

         (ff) "Records" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

         (gg) "Rotables" means those spare parts (as defined in Section 40102 of the Federal Aviation Act) that, in accordance with the FARs and the original equipment manufacturer's recommendations, can be repeatedly and economically restored to a serviceable condition over a period approximating the life of the flight equipment to which they are related.

         (hh) "Securities Account" means a securities account (as that term is defined in the Code).

         (ii) "Secured Obligations" has the meaning assigned to such term in the recitals hereto.

         (jj) "Spare Parts" means all "appliances" (as defined in Section 40102 of the Federal Aviation Act) and all Rotables, Expendables and other "spare parts" (as defined in Section 40102 of the

                                       4

Federal Aviation Act) of whatever nature, including any replacements, substitutions or renewals therefor, and accessions thereto.

         (kk) "Trademarks" means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5 attached hereto and made a part hereof, and
(i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor's business symbolized by the foregoing and connected therewith, and (v) all of each Grantor's rights corresponding thereto throughout the world.

         (ll) "Trademark Security Agreement" means each Trademark Security
Agreement among Grantors, or any of them, and Agent, for the benefit of the
Lenders, in substantially the form of Exhibit D attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lenders a security interest in all their respective Trademarks.

         (mm) "URL" means "uniform resource locator," an internet web address.

     2. Grant of Security. Each Grantor hereby unconditionally grants, assigns and pledges to Agent for the benefit of the Lenders a continuing security interest in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located (hereinafter referred to as the
"Security Interest"), including, without limitation, such Grantor's right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the "Collateral"):

         (a) all of such Grantor's Accounts;

         (b) all of such Grantor's books and records (including all of its
Records indicating, summarizing, or evidencing its assets (including the
Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information) ("Books");

         (c) all of such Grantor's chattel paper (as that term is defined in the
Code) and, in any event, including, without limitation, tangible chattel paper and electronic chattel paper ("Chattel Paper");

         (d) all of such Grantor's interest with respect to any Deposit Account;

         (e) all of such Grantor's Equipment (including Aircraft, Aircraft
Engines, and Spare Parts) and fixtures;

         (f) all of such Grantor's general intangibles (as that term is defined in the Code) and, in any event, including, without limitation, payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), all FAA
Certificates issued by the FAA to such Grantor (together with the underlying specifications), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual
Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than commercial tort claims, money, Accounts,

                                       5

Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable
Collateral, and oil, gas, or other minerals before extraction ("General
Intangibles");

         (g) all of such Grantor's Inventory (including Spare Parts);

         (h) all of such Grantor's Investment Related Property;

         (i) all of such Grantor's letters of credit, letter of credit rights, instruments, promissory notes, drafts, and documents (as such terms may be defined in the Code) ("Negotiable Collateral");

         (j) all of such Grantor's rights in respect of supporting obligations
(as such term is defined in the Code), including letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General
Intangibles, instruments, or Investment Related Property ("Supporting
Obligations");

         (k) all of such Grantor's interest with respect to any commercial tort claims (as that term is defined in the Code), including, without limitation, those commercial tort claims listed on Schedule 6 attached hereto ("Commercial
Tort Claims");

         (l) all of such Grantor's money, Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Agent or any Lender;

         (m) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all
Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General
Intangibles, Inventory, Investment Related Property, Negotiable Collateral,
Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the "Proceeds"). Without limiting the generality of the foregoing, the term "Proceeds" includes whatever is receivable or received when
Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment
Related Property.

Anything contained in this Agreement to the contrary notwithstanding, the term
"Collateral" shall not include:

         (i) any General Intangibles consisting of rights or interest in any contract, lease, permit, license, charter, or license agreement covering real or personal property of any Grantor if (A) under the terms of such contract, lease, permit, license, charter, or license agreement, or applicable law with respect thereto, the grant of a security interest or Lien therein or collateral assignment of rights, warranties or interests therein, requires the consent of the other party to such contract, lease, permit, license, charter or license agreement or is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter, or license agreement, and (B) such prohibition has not been waived or the consent thereto of the other party to such contract, lease, permit, license, charter, or license agreement has not been obtained; provided, that the foregoing exclusion (1) shall not apply if any described prohibition is unenforceable under Section 9-406, 9-407, or 9-408 of the Code or other applicable law, (2) shall not apply when such prohibition is no longer in effect, and (3) shall not limit, impair, or otherwise affect
Agent's continuing security interests in and Liens upon any rights or interests of any Grantor in or to (a) monies due or to become due under any described contract, lease, permit, license, charter, or license agreement (including any
Accounts), or (b) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, charter, or license agreement; or

                                       6

         (ii) any General Intangibles consisting of rights or interest in any airport or fueling consortia or entities of any Grantor (A) to the extent that the Governing Documents with respect to such airport or fueling consortia or entities prohibit the grant of a security interest or Lien therein, the pledge or encumbrance of such airport or fueling consortia or entities, or the transfer of voting rights with respect thereto, and (B) such prohibition has not been waived or the consent thereto of the other party to such Governing Document has not been obtained; provided, that the foregoing exclusion (1) shall not apply if any described prohibition is unenforceable under Section 9-406, 9-407, or 9-408 of the Code or other applicable law, (2) shall not apply when such prohibition is no longer in effect, and (3) shall not limit, impair, or otherwise affect
Agent's continuing security interests in and Liens upon any rights or interests of any Grantor in or to (a) monies due or to become due in respect of any such rights or interest in any airport or fueling consortia or entities, or (b) any proceeds from the sale, license, lease, or other dispositions of any such rights or interest in any airport or fueling consortia or entities; or

         (iii) any goods (and any accessions, fixtures, and attachments thereto)
that are purchased or acquired with proceeds of, and subject to a Lien in favor of the provider of, Permitted Purchase Money Indebtedness to the extent that (A)
the contract for such Permitted Purchase Money Indebtedness expressly prohibits the grant of a security interest or Lien (other than the security interest or
Lien securing such Permitted Purchase Money Indebtedness) on such goods (and any accessions, fixtures, and attachments thereto) and (B) such prohibition has not been waived or the consent of the provider of such Permitted Purchase Money
Indebtedness has not been obtained; provided, that the foregoing exclusion (1)
shall not apply when such prohibition is no longer in effect, and (2) shall not limit, impair, or otherwise affect the Agent's continuing security interests in and Liens upon any rights or interests of any Grantor in or to any proceeds, substitutions, or replacements of such goods (and any accessions, fixtures, and attachments thereto), to the extent not covered, or to the extent permitted if covered, by the Lien securing such Permitted Purchase Money Indebtedness.

     3. Security for Obligations. This Agreement and the Security Interest
created hereby secures the payment and performance of all the Secured
Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent or any Lender, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

     4. Grantors Remain Liable. Anything herein to the contrary notwithstanding,
(a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including, without limitation, the Pledged Operating
Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any Lender of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) neither Agent nor any Lender shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall
Agent or any Lender be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit
Agreement, or other Loan Documents, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, the parties hereto acknowledge and agree that record and beneficial ownership of the Pledged Interests, including, without limitation, all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until Agent shall notify the applicable Grantor of Agent's exercise of voting, consensual, and/or dividend rights with respect to the Pledged Interests pursuant to Section
15 hereof.

     5. Representations and Warranties. Each Grantor hereby represents and warrants as follows:

                                       7

         (a) As of the Closing Date, the exact legal name of each of the
Grantors is set forth on the signature pages of this Agreement, and thereafter shall be set forth in a written notice provided to Agent pursuant to Section 6.5 of the Credit Agreement.

         (b) As of the Closing Date, no Grantor owns any Real Property.

         (c) As of the Closing Date, no Grantor owns any material Copyrights,
Patents, or Trademarks nor is a licensor or exclusive licensee under any material Intellectual Property Licenses (other than licenses for commercially available retail software), except as set forth on Schedules 1, 2, 3 and 5, respectively, attached hereto. Upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security
Agreement and the Trademark Security Agreement with the United States Patent and
Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 7 hereto, all action necessary or desirable to protect and perfect the Security Interest in and to on each Grantor's Patents,
Trademarks, or Copyrights has been taken and such perfected Security Interests are enforceable as such as against any and all creditors of and purchasers from any Grantor.

         (d) This Agreement creates a valid security interest in favor of the
Agent, for the benefit of the Lenders in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor's name on Schedule 7 attached hereto. Upon the making of such filings, Agent shall have a second priority perfected security interest in the Collateral of each
Grantor to the extent such security interest can be perfected by the filing of a financing statement, subject to no other Liens other than Permitted Liens and subject in priority only to the Liens of Bank Credit Agent under the Bank Credit
Documents.

         (e) (i) Except for the Security Interest created hereby, as of the
Closing Date, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens, other than
Permitted Liens, of the Pledged Interests indicated on Schedule 4 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged
Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 4 hereto as supplemented or modified by any Pledged Interests
Addendum or any Supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge the Investment Related Property pledged by such Grantor to Agent as provided herein; (iv) all actions necessary or desirable to perfect, establish the priority of, or otherwise protect, Agent's
Liens in the Investment Related Property, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Agent of any certificates constituting the Pledged
Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (C)
upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 7 attached hereto for such Grantor with respect to the Pledged
Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts and Deposit Accounts, upon the delivery of
Control Agreements with respect thereto; and (v) each Grantor has delivered to and deposited with Bank Credit Agent (or, with respect to any Pledged Interests created after the Closing Date and all Pledged Interests from and after the Bank
Termination Date, will deliver and deposit in accordance with Sections 6(a) and
8 hereof) all certificates representing the Pledged Interests owned by such
Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates.

         (f) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other
Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery,
or

                                       8

performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the
Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except (A) as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally, (B) the filing of financing statements, (C)
the recordation of the Engine and Spare Parts Security Agreement, (D) the filing of the Trademark Security Agreement, Patent Security Agreement and Copyright
Security Agreement with the United States Patent and Trademark Office and the
United States Copyright Office, as applicable, (E) for the Confirmation Order of the Bankruptcy Court, and (F) the consents, authorizations, filings or other action which have been obtained or made prior to or on the Closing Date.

         (g) Schedule 8 attached hereto sets forth all Aircraft owned by each
Grantor as of the Closing Date.

         (h) Schedule 9 attached hereto sets forth all motor vehicles owned by each Grantor as of the Closing Date, by model, model year, and vehicle identification number.

     6. Covenants. Each Grantor, jointly and severally, covenants and agrees with Agent and the Lenders that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:

         (a) Possession of Collateral. (i) Prior to the Bank Termination Date,
in the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel
Paper, and if and to the extent that perfection or priority of Bank Credit Agent or Agent's Security Interest is dependent on or enhanced by possession, the applicable Grantor, immediately upon the request of Bank Credit Agent or Agent and in accordance with Section 8 hereof, shall execute such other documents as shall be reasonably requested by Bank Credit Agent or Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral,
Investment Related Property, or Chattel Paper to Bank Credit Agent, together with such undated powers endorsed in blank as shall be requested by Bank Credit
Agent; (ii) from and after the Bank Termination Date, the applicable Grantor shall endorse and deliver physical possession to Agent of such Collateral constituting Negotiable Collateral, Investment Related Property, or Chattel
Paper then in the possession of Bank Credit Agent, together with such undated powers endorsed in blank as shall be requested by Agent; and (iii) from and after the Bank Termination Date, in the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment
Related Property, or Chattel Paper, and if and to the extent that perfection or priority of Agent's Security Interest is dependent on or enhanced by possession, the applicable Grantor, immediately upon the request of Agent and in accordance with Section 8 hereof, shall execute such other documents as shall be reasonably requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to
Agent, together with such undated powers endorsed in blank as shall be requested by Lender;

         (b) Chattel Paper.

             (i) Each Grantor shall take all steps reasonably necessary to grant
Agent control of all electronic Chattel Paper in accordance with the Code and all "transferable records" as that term is defined in Section 16 of the Uniform
Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;
and

             (ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement or the other Loan Documents), promptly upon the request of Lender, such Chattel Paper and instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Canyon Capital Advisors,
LLC";

                                       9

         (c) Control Agreements.

             (i) To the extent required in the Credit Agreement, each Grantor shall obtain executed Control Agreements, from the banks holding a Deposit
Account for such Grantor; and

             (ii) To the extent required in the Credit Agreement, each Grantor shall obtain executed Control Agreements, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor;

         (d) Letter of Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly (and in any event within 5
Business Days after becoming a beneficiary), notify Agent thereof and, upon the request by Agent, enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to letter-of-credit rights (as that term is defined in the Code) assigning such letter-of-credit rights to Agent and directing all payments thereunder to Agent's Account, all in form and substance satisfactory to Agent; provided that Grantors shall have no obligation to comply with this Section 6(d) until the aggregate face amount of all letters of credit for which any Grantor is or becomes a beneficiary of exceeds $250,000;

         (e) Commercial Tort Claims. Each Grantor shall promptly (and in any event within 2 Business Days of receipt thereof), notify Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof against any third party and, upon request of Agent, promptly amend Schedule 6 to this Agreement, authorize the filing of additional or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by Agent to give Agent a second priority, perfected security interest in any such Commercial Tort Claim, subject in priority only to Liens of Bank
Credit Agent under the Bank Credit Documents;

         (f) Government Contracts. (x) If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof and (y) if such Account has or such Chattel Paper represents an aggregate amount at any one time of at least
$250,000, Grantors shall promptly (and in any event within 2 Business Days of the creation thereof) notify Agent thereof in writing and execute any instruments or take any steps reasonably required by Agent in order that all rights to payment under such contract or contracts shall be assigned to Agent, for the benefit of Lenders, and notice thereof given under the Assignment of
Claims Act or other applicable law;

         (g) Intellectual Property.

             (i) Upon request of Agent, in order to facilitate filings with the
United States Patent and Trademark Office and the United States Copyright
Office, each Grantor shall execute and deliver to Agent one or more Copyright
Security Agreements, Trademark Security Agreements and/or Patent Security
Agreements to evidence Agent's Security Interest on such Grantor's Patents,
Trademarks, and/or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

             (ii) Each Grantor shall have the duty, to the extent necessary or economically desirable in the operation of such Grantor's business, to (A)
promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B)
prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement; and (D) take all reasonable and necessary action to preserve and maintain all of such Grantor's Trademarks, Patents, Copyrights,
Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor. Each
Grantor further agrees not to abandon any material Trademark, Patent, Copyright,

                                       10

or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor's business without the prior written consent of
Agent;

             (iii) Grantors acknowledge and agree that neither Agent nor Lenders shall have any duties with respect to the Trademarks, Patents, Copyrights, or
Intellectual Property Licenses. Without limiting the generality of this Section
6(g), Grantors acknowledge and agree that neither Agent nor any Lender shall be under any obligation to take any steps necessary to preserve rights in the
Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but Agent or any Lender may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including, without limitation, reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrower;

             (iv) In no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Patent, Trademark, or Copyright with the United States Patent and
Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent written notice thereof within 10 days after filing any application with the United States Patent and Trademark Office or within 2
Business Days after filing any application with the United States Copyright
Office. Promptly upon any such filing, each Grantor shall comply with Section
6(g)(i) hereof as appropriate;

         (h) Investment Related Property.

             (i) If any Grantor shall receive or become entitled to receive any
Pledged Interests after the Closing Date, it shall promptly (and in any event within 5 Business Days of receipt thereof) deliver to Agent a duly executed
Pledged Interests Addendum identifying such Pledged Interests;

             (ii) Upon the occurrence and during the continuance of an Event of
Default, all sums of money and property paid or distributed in respect of the
Investment Related Property which are received by any Grantor shall be held by the Grantors in trust for the benefit of Agent segregated from such Grantor's other property, and such Grantor shall deliver it forthwith to Agent in the exact form received;

             (iii) Each Grantor shall promptly deliver to Agent a copy of each material written notice or other material written communication received by it in respect of any Pledged Interests;

             (iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating
Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests in a manner which would materially adversely affect Agent or any Lender, except as otherwise permitted pursuant to the Loan Documents;

             (v) Subject to Section 5.16 of the Credit Agreement, each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest in the Investment Related Property or any
sale or transfer thereof;

             (vi) As to all limited liability company or partnership interests owned by such Grantor and issued under any Pledged Operating Agreement or
Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and
(C) are not and will not be held by such Pledgor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership
Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement,
provide or shall provide that such Pledged Interests are securities governed by
Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;

                                       11

         (i) Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within 10 Business Days of acquisition) notify Agent of the acquisition of such Real Property and will grant to Agent, for the benefit of the Lenders, a Mortgage on each fee interest in Real Property with a value in excess of $250,000 now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its
Permitted Discretion, including, without limitation, title insurance policies, financing statements, and fixture filings and such Grantor shall pay all recording costs, intangible taxes and other costs and reasonable fees (including expenses and reasonable attorneys fees) incurred in connection therewith. Such
Mortgage shall be subject only to Permitted Liens and in priority only to Bank
Credit Agent's Liens under the Bank Credit Documents. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the
Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

         (j) Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except expressly permitted by the Credit
Agreement or the other Loan Documents, or (ii) create or permit to exist any
Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent's consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement, the Credit
Agreement or the other Loan Documents; and

         (k) Other Actions as to Any and All Collateral. Each Grantor shall promptly (and in any event within 2 Business Days of acquiring or obtaining any additional registered Copyright or application for Copyright registration or within 5 Business Days of acquiring or obtaining such other Collateral) notify
Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Trademarks, Patents, Copyrights, Intellectual Property
Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in the Code), or instruments (as defined in the Code) and, upon the request of Agent and in accordance with Section 8 hereof, promptly execute such other documents, or if applicable, deliver such
Chattel Paper, other documents or certificates evidencing any Investment Related
Property in accordance with Section 6 hereof and do such other acts or things deemed necessary or desirable by Agent to protect Agent's Security Interest therein.

         (l) Motor Vehicles. From the date hereof until the Bank Termination
Date, respect to all motor vehicles that constitute Collateral owned by each
Grantor, such Grantor shall deliver to Bank Credit Agent within 30 days after the Closing Date certificates of title thereof that are in such Grantor's possession, custody or control, and in any event within 3 Business Days after the acquisition of any motor vehicles that constitute Collateral, a certificate of title for all such motor vehicles and shall cause those title certificates to be filed (with Bank Credit Agent's and Agent's Security Interest noted thereon)
in the appropriate state motor vehicle filing offices. From and after the Bank
Termination Date, Grantors shall deliver to Agent all certificates of title then in possession, custody or control of Bank Credit Agent and in any event within 3
Business Days after the acquisition of any motor vehicles that constitute
Collateral, a certificate of title for all such motor vehicles and shall cause those title certificates to be filed (with Agent's Security Interest noted
thereon) in the appropriate state motor vehicle filing offices.

         (m) Aircraft Collateral.

             (i) Except as provided in Section 6(m)(ii) below, each Grantor who now owns or hereafter acquires any Aircraft shall, at the request of Agent:

                 (A) execute and deliver to Agent within 10 Business Days after the acquisition of such Aircraft, an Aircraft Security Agreement;

                 (B) deliver to Agent within 10 Business Days after the
acquisition of such Aircraft (I) copies and other evidence reasonably requested by Agent to evidence a FAA Security

                                       12

Recordation of such Aircraft, and (II) evidence satisfactory to Agent indicating the termination and release of all existing Liens (other than any Permitted
Liens) on such Aircraft (including applicable filings with the FAA to effect such release);

                 (C) deliver to Agent on the date hereof and in any event within
10 Business Days after the acquisition of such Aircraft, a title opinion with respect to such Aircraft issued by a Person satisfactory to Agent which (I)
indicates that such Aircraft is owned by such Grantor free and clear of all material defects (except for reparable damage that will be repaired in the ordinary course of such Grantor's business) and encumbrances (other than
Permitted Liens), and that, for such Aircraft, an FAA Registration and FAA
Security Recordation has been effected with the FAA, and (II) is otherwise in form and substance reasonably satisfactory to Agent; and

                 (D) execute and deliver to Agent on the date hereof and in any event within 10 Business Days after the acquisition of such Aircraft, such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by Agent.

             (ii) In the event that a Grantor purchases or acquires Aircraft with proceeds of Permitted Purchase Money Indebtedness and such Aircraft is subject to a Lien in favor of the provider of such Permitted Purchase Money
Indebtedness, such Grantor shall not be required to satisfy any of the requirements set forth in Section 6(m)(i) with respect to such Aircraft to the extent that (A) the contract for such Permitted Purchase Money Indebtedness expressly prohibits the valid grant of a security interest or Lien (other than the security interest or Lien securing such Permitted Purchase Money
Indebtedness) on such Aircraft (and any accessions, fixtures, and attachments thereto) and (B) such prohibition has not been waived or the consent of the provider of such Permitted Purchase Money Indebtedness has not been obtained;
provided, that the foregoing exclusion (1) shall not apply when such prohibition is no longer in effect, and (2) shall not limit, impair, or otherwise affect
Agent's continuing security interests in and Liens upon any rights or interests of any Grantor in or to any proceeds, substitutions, or replacements of such
Aircraft (and any accessions, fixtures, and attachments thereto), to the extent not covered, or to the extent permitted if covered, by the Lien securing such
Permitted Purchase Money Indebtedness.

         (n) Aircraft Engine Collateral.

             (i) On the Closing Date, Borrower shall execute and deliver to
Agent the Engine and Spare Parts Security Agreement. Except as provided in
Section 6(n)(ii) below, each Grantor who now owns or hereafter acquires any
Aircraft Engine shall, at the request of Agent:

                 (A) execute and deliver to Agent concurrently with the
acquisition of such Aircraft Engine, an Engine and Spare Parts Security
Agreement (or, if such Grantor has already executed an Engine and Spare Parts
Security Agreement, a Supplemental Schedule (as defined in the Engine and Spare
Parts Security Agreement) to the Engine and Spare Parts Security Agreement);

                 (B) deliver to Agent within 5 Business Days after the
acquisition of such Aircraft Engine (I) copies and other evidence reasonably requested by Agent to evidence a FAA Security Recordation of such Aircraft
Engine, and (II) evidence satisfactory to Agent indicating the termination and release of all existing Liens (other than Permitted Liens) on such Aircraft
Engine (including applicable filings with the FAA to effect such release);

                 (C) deliver to Agent on the date hereof and in any event within
10 Business Days after the acquisition of such Aircraft Engine, an opinion with respect to such Aircraft Engine issued by a Person satisfactory to Agent which
(I) indicates that such Aircraft Engine is free and clear of all material defects (except for reparable damage that will be repaired in the ordinary course of such Grantor's business) and encumbrances (other than Permitted
Liens), and that, for such Aircraft Engine, an FAA Security Recordation has been effected with the FAA, and (II) is otherwise in form and substance reasonably satisfactory to Agent; and

                                       13

                 (D) execute and deliver to Agent on the date hereof and in any event within 10 Business Days after the acquisition of any Aircraft Engine, such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by Agent.

             (ii) In the event that a Grantor purchases or acquires an Aircraft
Engine with proceeds of Permitted Purchase Money Indebtedness and such Aircraft
Engine is subject to a Lien in favor of the provider of such Permitted Purchase
Money Indebtedness, such Grantor shall not be required to satisfy any of the requirements set forth in Section 6(n)(i) with respect to such Aircraft Engine to the extent that (A) the contract for such Permitted Purchase Money
Indebtedness expressly prohibits the valid grant of a security interest or Lien
(other than the security interest or Lien securing such Permitted Purchase Money
Indebtedness) on such Aircraft Engine (and any accessions, fixtures, and attachments thereto) and (B) such prohibition has not been waived or the consent of the provider of such Permitted Purchase Money Indebtedness has not been obtained; provided, that the foregoing exclusion (1) shall not apply when such prohibition is no longer in effect, and (2) shall not limit, impair, or otherwise affect Agent's continuing security interests in and Liens upon any rights or interests of any Grantor in or to any proceeds, substitutions, or replacements of such Aircraft Engine (and any accessions, fixtures, and attachments thereto), to the extent not covered, or to the extent permitted if covered, by the Lien securing such Permitted Purchase Money Indebtedness.

         (o) Spare Parts Collateral.

             (i) On the Closing Date, Borrower shall execute and deliver to
Agent the Engine and Spare Parts Security Agreement. Except as provided in
Section 6(o)(ii) below, each Grantor who now owns or hereafter acquires any
Spare Part shall, at the request of Agent:

                 (A) execute and deliver to Agent concurrently with the
acquisition of such Spare Part, the Engine and Spare Parts Security Agreement
(or, in the case of Borrower, a Supplemental Schedule (as defined in the Engine and Spare Parts Security Agreement) to the Engine and Spare Parts Security
Agreement);

                 (B) deliver to Agent within 5 Business Days after the
acquisition of such Spare Part (I) copies and other evidence reasonably requested by Agent to evidence a FAA Security Recordation of such Spare Part, and (II) evidence satisfactory to Agent indicating the termination and release of all existing Liens (other than Permitted Liens) on such Spare Part (including applicable filings with the FAA to effect such release);

                 (C) deliver to Agent on the date hereof and in any event within
10 Business Days after the acquisition of such Spare Part, an opinion with respect to such Spare Part issued by a Person satisfactory to Agent which (I)
indicates that, for such Spare Part, an FAA Security Recordation has been effected with the FAA, and (II) is otherwise in form and substance reasonably satisfactory to Agent; and

                 (D) execute and deliver to Agent on the date hereof and in any event within 10 Business Days after the acquisition of any Spare Part, such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by Agent.

             (ii) In the event that a Grantor purchases or acquires Spare Parts with proceeds of Permitted Purchase Money Indebtedness and such Spare Part is subject to a Lien in favor of the provider of such Permitted Purchase Money
Indebtedness, such Grantor shall not be required to satisfy any of the requirements set forth in Section 6(o)(i) with respect to such Spare Parts to the extent that (A) the contract for such Permitted Purchase Money Indebtedness expressly prohibits the valid grant of a security interest or Lien (other than the security interest or Lien securing such Permitted Purchase Money
Indebtedness) on such Spare Parts (and any accessions, fixtures, and attachments thereto) and (B) such prohibition has not been waived or the consent of the provider of such Permitted Purchase Money Indebtedness has not been obtained;
provided, that the foregoing exclusion (1) shall not apply when such prohibition is no longer in effect, and (2) shall not limit, impair, or otherwise affect
Agent's continuing security interests in and Liens upon any rights or interests

                                       14

of any Grantor in or to any proceeds, substitutions, or replacements of such
Spare Parts (and any accessions, fixtures, and attachments thereto), to the extent not covered, or to the extent permitted if covered, by the Lien securing such Permitted Purchase Money Indebtedness.

     7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

         (a) Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

         (b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreement, and Patent
Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security
Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder.

         (c) Engine and Spare Parts Security Agreement. The provisions of the
Engine and Spare Parts Security Agreements are supplemental to the provisions of this Agreement. In the event of any actual, irreconcilable conflict that cannot be resolved between the Engine and Spare Parts provisions of this Agreement and the Engine and Spare Parts Security Agreement, the provisions of the Engine and
Spare Parts Security Agreement shall control and govern.

     8. Further Assurances.

         (a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

         (b) Each Grantor authorizes the filing of such financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as may be necessary or as Agent may reasonably request, in order to perfect and preserve the Security
Interest granted or purported to be granted hereby.

         (c) Each Grantor authorizes Agent to file, transmit, or communicate, as applicable, financing statements and amendments describing the Collateral as
"all personal property of debtor" or "all assets of debtor" or words of similar effect, in order to perfect Agent's security interest in the Collateral without such Grantor's signature.

         (d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor's rights under Section
9-509(d)(2) of the Code.

     9. Agent's Right to Perform Contracts. Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.

     10. Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an
Event of Default has occurred and is continuing under the Credit Agreement, to

                                       15

take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

         (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

         (b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such
Grantor to that of Agent;

         (c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

         (d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the
Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

         (e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

         (f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or
Negotiable Collateral of such Grantor; and

         (g) Agent on behalf of the Lenders shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents,
Copyrights and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by
Agent in aid of such enforcement.

         To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this
Section 10 hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

     11. Agent May Perform. If any of Grantors fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

     12. Agent's Duties. The powers conferred on Agent hereunder are solely to protect Agent's interest in the Collateral, for the benefit of the Lenders, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any
Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any
Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

     13. Collection of Accounts, General Intangibles and Negotiable Collateral.
At any time upon the occurrence and during the continuation of an Event of
Default, Agent or Agent's designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral
have been assigned to Agent, for the benefit of the Lenders, or that Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and
Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor's Secured Obligations under the Loan Documents.

                                       16

     14. Disposition of Pledged Interests by Agent. None of the Pledged
Interests existing as of the date of this Agreement are, and none of the Pledged
Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm
(but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action)
as to the best manner in which to offer the Pledged Interest for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

     15. Voting Rights.

         (a) Upon the occurrence and during the continuation of an Event of
Default, (i) Agent may, at its option, and within 2 Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged
Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent such Grantor's true and lawful attorney-in-fact and grants Agent an IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable until the Obligations have been paid in full in cash.

         (b) For so long as any Grantor shall have the right to vote the Pledged
Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent and the Lenders or the value of the Pledged Interests.

     16. Remedies. Upon the occurrence and during the continuance of an Event of
Default:

         (a) Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of the Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require
Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable.
Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable "authenticated notification of disposition" within the meaning of
Section 9-611 of the Code. Agent shall not be obligated to make any sale of
Collateral regardless of notice of sale having been given. Agent may adjourn

                                       17

any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

             (b) Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor's labels,
Patents, Copyrights, rights of use of any name, trade secrets, trade names,
Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of
Grantors have rights under license, sublicense, or other agreements (subject to the terms of any underlying license and franchise agreements), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any
Collateral, and each Grantor's rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

         (c) Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured
Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured
Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

         (d) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each of Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Agent.

     17. Remedies Cumulative. Each right, power, and remedy of Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.

     18. Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured
Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

     19. Indemnity and Expenses.

         (a) Each Grantor agrees to indemnify Agent and Lenders from and against all claims, lawsuits and liabilities (including reasonable attorneys fees)
growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any other Loan Document to which such Grantor is a party, except claims, losses or liabilities (i) resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction or (ii) relating to disputes between or among Agent and the Lenders. This provision

                                       18

shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.

         (b) Grantors, jointly and severally, shall pay to Agent and each Lender all the Expenses which Agent or such Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon the occurrence and during the continuance of an Event of
Default, the sale of, collection from, or other realization upon, any of the
Collateral in accordance with this Agreement and the other Loan Documents, (iii)
the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.

     20. Merger, Amendments; Etc. THIS WRITTEN AGREEMENT, TOGETHER WITH THE
OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY
NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL
AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE
PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each of
Grantors to which such amendment applies.

     21. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Grantors at
their respective addresses specified in the Credit Agreement or Guaranty, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

     22. Continuing Security Interest: Assignments under Credit Agreement.

         (a) This Agreement shall create a continuing security interest in the
Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full in cash in accordance with the provisions of the Credit
Agreement, (b) be binding upon each of the Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by,
Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other
Person, and such other Person shall thereupon become vested with all the benefits and obligations in respect thereof granted to the Lender herein or otherwise. Upon payment in full in cash of the Obligations in accordance with the provisions of the Credit Agreement, the Security Interest granted hereby shall terminate and this Agreement and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. In addition, the Security
Interest herein shall be deemed to be released automatically as to any
Collateral upon the disposition of such Collateral in a Permitted Disposition.
At such time, Agent will file or authorize the filing of appropriate termination statements to terminate the Security Interests granted hereby. No transfer or renewal, extension, assignment, or termination of this Agreement or of the
Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional Advances or other loans made by any Lender to Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of any Lender or any of them, shall release any
Grantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by
Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

                                       19

         (b) If any Collateral shall be sold, transferred, or otherwise disposed of by any Grantor in a transaction expressly permitted by the Credit Agreement and pursuant to the terms and conditions of the Credit Agreement, then the
Security Interest granted hereby solely with respect to such Collateral shall be deemed to be automatically released and the Agent, on behalf of the Lenders, at the request of such Grantor, shall promptly execute and deliver to such Grantor all documents, and take such other action, reasonably necessary for the release of the Security Interest created hereby or by any other Loan Document on such
Collateral.

     23. Governing Law.

         (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS
EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH
OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF
AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO
ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL
BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL
LAWS OF THE STATE OF NEW YORK.

         (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN
CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND
LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW,
FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED,
HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER
PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION
WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER
PROPERTY MAY BE FOUND. EACH GRANTOR AGENT AND EACH LENDER WAIVE, TO THE EXTENT
PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE
OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS
BROUGHT IN ACCORDANCE WITH THIS SECTION 22(b).

         (c) EACH GRANTOR, AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE
RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT
OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN,
INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER
COMMON LAW OR STATUTORY CLAIMS. EACH GRANTOR AGENT AND EACH LENDER REPRESENT
THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS
JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF
LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A
TRIAL BY THE COURT.

     24. WAIVER OF JURY TRIAL, ETC. EACH GRANTOR AND AGENT ON BEHALF OF ITSELF
AND EACH LENDER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION,
PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE
OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT,
DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN
CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN
CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR
COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GRANTOR
CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY
LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD
NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE
FOREGOING WAIVERS. EACH

                                       20

GRANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISIONS IS A MATERIAL INDUCEMENT FOR
AGENT ENTERING INTO THIS AGREEMENT ON BEHALF OF ITSELF AND THE LENDERS.

     25. New Subsidiaries. Pursuant to Section 5.16 of the Credit Agreement, any
new direct or indirect Subsidiary (whether by acquisition or creation) of
Borrower is required to enter into this Agreement by executing and delivering in favor of Agent an instrument in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new
Grantor hereunder.

     26. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Agent" shall be a reference to Agent, for the benefit of the Lenders.

     27. Miscellaneous.

         (a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this
Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

         (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         (c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

         (d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

                            [signature pages follow]

                                       21

         IN WITNESS WHEREOF, the undersigned parties hereto have executed this
Agreement by and through their duly authorized officers, as of the day and year first above written.

         GRANTORS:                              HAWAIIAN AIRLINES, INC.,
                                                a Delaware corporation

                                                By: /s/ Stephen Jackson
                                                    ----------------------------

                                                Name: W. Stephen Jackson
                                                      --------------------------
                                                Title: Senior Vice President,
                                                       -------------------------
                                                       Chief Financial Officer
                                                       -------------------------
                                                       & Treasurer
                                                       -------------------------

                                                HAWAIIAN HOLDINGS, INC.,
                                                a Delaware corporation

                                                By: /s/ Randall L. Jenson
                                                    ----------------------------

                                                Name: Randall L. Jackson
                                                      --------------------------

                                                Title: Chief Financial Officer,
                                                       -------------------------
                                                       Treasurer & Secretary
                                                       -------------------------

         AGENT:                       CANYON CAPITAL ADVISORS, LLC, a Delaware
                                      limited liability company

                                      By: /s/ Mitch Julis
                                          --------------------------------------
                                      Name: Mitch Julis
                                            ------------------------------------
                                      Title: Managing Partner
                                             -----------------------------------

                 [SIGNATURE PAGE TO SECURITY AGREEMENT - TERM B]

                          ANNEX 1 TO SECURITY AGREEMENT
                               FORM OF SUPPLEMENT

     Supplement No. ____ (this "Supplement") dated as of _______________, 20__, to the Security Agreement dated as of June ___, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement")
by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and CANYON
CAPITAL ADVISORS LLC, a Delaware limited liability company, as agent for the
Lenders referred to below (together with its successors and assigns in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement dated as of June __,
2005, (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Hawaiian Holdings, Inc., Hawaiian Airlines,
Inc., as borrower ("Borrower"), the lenders party thereto as "Lenders"
("Lenders"), and Agent, Lenders are willing to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof;

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and/or the Credit Agreement;

         WHEREAS, Grantors have entered into the Security Agreement in order to induce Lenders to make certain financial accommodations to Borrower; and

         WHEREAS, pursuant to Section 5.16 of the Credit Agreement, new direct or indirect Subsidiaries of Borrower, must execute and deliver certain Loan
Documents, including the Security Agreement, and the execution of the Security
Agreement by the undersigned new Grantor or Grantors (collectively, the "New
Grantors") may be accomplished by the execution of this Supplement in favor of
Agent, for the benefit of the Lenders.

         NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

     1. In accordance with Section 25 of the Security Agreement, each New
Grantor, by its signature below, becomes a "Grantor" under the Security
Agreement with the same force and effect as if originally named therein as a
"Grantor" and originally signatory thereto, and each New Grantor hereby (a)
agrees to all of the terms and provisions of the Security Agreement applicable to it as a "Grantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor" thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New
Grantor, as security for the payment and performance in full of the Secured
Obligations, does hereby grant, assign, and pledge to Agent, for the benefit for the Lenders a security interest in and security title to all Collateral of such
New Grantor to secure the full and prompt payment of the Secured Obligations, including, without limitation, any interest thereon, plus reasonable attorneys'
fees and expenses if the Secured Obligations represented by the Security
Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Schedule 1, "Copyrights", Schedule 2, "Intellectual Property
Licenses", Schedule 3, "Patents", Schedule 4, "Pledged Companies", Schedule 5,
"Trademarks", Schedule 6, "Commercial Tort Claims", Schedule 7, "List of Uniform
Commercial Code Filing Jurisdictions," "Schedule 8, "Aircraft", and Schedule 9,
"Motor Vehicles" attached hereto supplement Schedule 1, Schedule 2, Schedule 3,
Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, and Schedule 9,
respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a "Grantor" in the
Security Agreement shall be deemed to include each New Grantor. The Security
Agreement is incorporated herein by reference.

     2. Each New Grantor represents and warrants to Agent and the Lenders that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding

obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors'
rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

     4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     5. This Supplement shall be construed in accordance with and governed by the internal laws of the State of New York, without regard to the conflict of laws principles thereof.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each New Grantor and Agent have duly executed this
Supplement to the Security Agreement as of the day and year first above written.

         NEW GRANTORS:                      [NAME OF NEW GRANTOR]

                                             By:
                                                --------------------------------

                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------

                                             [NAME OF NEW GRANTOR]

                                             By:
                                                --------------------------------

                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------

         AGENT:                              CANYON CAPITAL ADVISORS, LLC

                                             By:
                                                --------------------------------

                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------

                                    EXHIBIT A
                                    ---------

                          COPYRIGHT SECURITY AGREEMENT
                          ----------------------------

         This COPYRIGHT SECURITY AGREEMENT (this "Copyright Security Agreement")
is made this ___ day of _____________, 2005, among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and CANYON CAPITAL ADVISORS, LLC, a Delaware limited liability company, in its capacity as agent for the Lenders referred to below
(together with its successors and assigns in such capacity, the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Hawaiian Holdings, Inc., Hawaiian Airlines,
Inc., as borrower ("Borrower"), the lenders party thereto as "Lenders"
("Lenders"), and Agent, the Lenders are willing to make certain financial accommodations available to Borrower pursuant to the terms and conditions thereof;

         WHEREAS, the Lenders are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to
Agent, for the benefit of the Lenders that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the
"Security Agreement"); and

         WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lenders this Copyright
Security Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the
Credit Agreement.

     2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lenders a continuing security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired
(collectively, the "Copyright Collateral"):

         (a) all of such Grantor's Copyrights including those copyright applications and/or registrations referred to on Schedule I hereto;

         (b) all reissues, continuations or extensions of the foregoing; and

         (c) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this
Copyright Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lenders pursuant to the
Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interests in the Copyright
Collateral made and granted

                                        2

hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights in or to any additional copyright applications or registrations, the provisions of this
Copyright Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such additional copyright applications or registrations. Without limiting Grantors' obligations under this Section 4, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such new copyright applications or registrations of Grantors. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

     5. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Copyright Security Agreement or any other Loan
Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

                            [SIGNATURE PAGE FOLLOWS]

                                       3

         IN WITNESS WHEREOF, each Grantor has caused this Copyright Security
Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                       -----------------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       -----------------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       ACCEPTED AND ACKNOWLEDGED BY:

                                       CANYON CAPITAL ADVISORS LLC, as Agent

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   SCHEDULE I
                                       TO
                          COPYRIGHT SECURITY AGREEMENT

                             COPYRIGHT REGISTRATIONS



---------------------------------------------------------------------------------------------------------------
GRANTOR                  COUNTRY               COPYRIGHT            REGISTRATION NO.      REGISTRATION DATE
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------


                               COPYRIGHT LICENSES
                               ------------------

                                    EXHIBIT B

                            PATENT SECURITY AGREEMENT
                            -------------------------

     This PATENT SECURITY AGREEMENT (this "Patent Security Agreement") is made this ___ day of _____________, 2005, among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and CANYON CAPITAL ADVISORS LLC, a Delaware limited liability company, in its capacity as agent for the Lenders referred to below
(together with its successors and assigns in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Credit Agreement of even date herewith
(as amended, restated, supplemented or otherwise modified from time to time, the
"Credit Agreement") among Hawaiian Holdings, Inc., Hawaiian Airlines, Inc., as borrower (the "Borrower"), the lenders party thereto as "Lenders" ("Lenders"), and Agent, the Lenders are willing to make certain financial accommodations available to the Borrower pursuant to the terms and conditions thereof; and

     WHEREAS, the Lenders are willing to make the financial accommodations to
Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lenders, that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security
Agreement");

     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lenders, this Patent
Security Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the
Credit Agreement.

     2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lenders, a continuing security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired
(collectively, the "Patent Collateral"):

     (a) all of its Patents including those referred to on Schedule I hereto;

     (b) all reissues, continuations or extensions of the foregoing; and

     (c) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any
Intellectual Property License.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this
Patent Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lenders, pursuant to the Security
Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights in or to any or become entitled to the benefit of any additional patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such additional patent rights. Without limiting Grantors' obligations under this Section 4,
Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such additional patent rights of Grantors.
Notwithstanding the foregoing, no failure to so modify this Patent Security
Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

     5. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by
e-mail transmission shall be deemed an original signature hereto.

     [signature page follows]

                                       2

     IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                       BY:

                                       NAME:

                                       TITLE:

                                       BY:

                                       NAME:

                                       TITLE:

                                       ACCEPTED AND ACKNOWLEDGED BY:

                                       CANYON CAPITAL ADVISORS, LLC, AS AGENT

                                       BY:

                                       NAME:

                                       TITLE:

                                       3

                                   SCHEDULE I
                                       to
                            PATENT SECURITY AGREEMENT
                            -------------------------

                PATENTS AND PATENT INTELLECTUAL PROPERTY LICENSES
                -------------------------------------------------

                                       4

                                    EXHIBIT C

                    ANNEX 1 TO PLEDGE AND SECURITY AGREEMENT

                           PLEDGED INTERESTS ADDENDUM
                           --------------------------

     This Pledged Interests Addendum, dated as of _____________, 2005, is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Security
Agreement"), made by the undersigned, together with the other Grantors named therein, to Canyon Capital Advisors LLC, as Agent. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security
Agreement and/or the Credit Agreement. The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to the Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a "Pledged Company" under the Security Agreement, each with the same force and effect as if originally named therein.

     The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

                                                 [                   ]
                                                  -------------------

                                                  By:

                                                  Name:

                                                  Title:



----------------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF         CLASS OF       PERCENTAGE OF     CERTIFICATE
    NAME OF PLEDGOR       NAME OF PLEDGED COMPANY       SHARES/UNITS        INTERESTS       CLASS OWNED         NOS.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT D
                                    ---------

                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------

         This TRADEMARK SECURITY AGREEMENT (this "Trademark Security Agreement")
is made this ___ day of _____________, ____, among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and CANYON CAPITAL ADVISORS LLC, a Delaware limited liability company, in its capacity as agent for the Lenders referred to below
(together with its successors and assigns in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Hawaiian Holdings, Inc., Hawaiian Airlines,
Inc., as borrower ("Borrower"), the lenders party thereto as "Lenders"
("Lenders") and Agent, the Lenders are willing to make certain financial accommodations available to Borrower pursuant to the terms and conditions thereof;

         WHEREAS, the Lenders are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to
Agent, for the benefit of Lenders that certain Security Agreement dated of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the
"Security Agreement"); and

         WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lenders this Trademark Security
Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the
Credit Agreement.

     2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of Lenders a continuing security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the
"Trademark Collateral"):

         (a) all of its Trademarks including those registrations and/or applications referred to on Schedule I hereto;

         (b) all reissues, continuations or extensions of the foregoing;

         (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

         (d) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual
Property License.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this
Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of Lenders pursuant to the Security
Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interests in the Trademark
Collateral made and granted hereby are more fully set forth in the Security
Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights in or to any additional trademark applications or registrations, the provisions of this
Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such additional trademark applications or registrations. Without limiting Grantors' obligations under this Section 4, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such additional trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this
Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all
Collateral, whether or not listed on Schedule I.

     5. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Loan
Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

                            [signature page follows]

                                       2

         IN WITNESS WHEREOF, each Grantor has caused this Trademark Security
Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                       -----------------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       -----------------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       ACCEPTED AND ACKNOWLEDGED BY:

                                       CANYON CAPITAL ADVISORS, LLC, as Agent

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   SCHEDULE I
                                       to
                          TRADEMARK SECURITY AGREEMENT

                      TRADEMARK REGISTRATIONS/APPLICATIONS



-------------------------------------------------------------------------------------------------------------------
                                                                             APPLICATION/
        GRANTOR                  COUNTRY                  MARK             REGISTRATION NO.         APP/REG DATE
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------


                                   TRADE NAMES
                                   -----------

                              COMMON LAW TRADEMARKS
                              ---------------------

                         TRADEMARKS NOT CURRENTLY IN USE
                         -------------------------------

                               TRADEMARK LICENSES
                               ------------------

                                    EXHIBIT D
                                    ---------

                    ENGINE AND SPARE PARTS SECURITY AGREEMENT
                    -----------------------------------------

                                 (see attached)

                                       3